UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04797

Oppenheimer Equity Income Fund, Inc.

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center,

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 1/31/2013

Item 1.	Schedule of Investments.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS January 31, 2013 (Unaudited)

	Shares	Value
Common Stocks–82.5%
Consumer Discretionary–11.3%
Auto Components–1.9%
American Axle & Manufacturing Holdings, Inc.[1]	650,000	$7,592,000
Lear Corp.	1,275,000	62,475,000

		70,067,000
Automobiles–2.2%
Ford Motor Co.	6,350,000	82,232,500
Hotels, Restaurants & Leisure–0.4%
Darden Restaurants, Inc.	190,000	8,835,000
McDonald’s Corp.[2]	77,000	7,337,330

		16,172,330
Media–2.9%
Cablevision Systems Corp. New York Group, Cl. A2	1,150,000	16,836,000
Cinemark Holdings, Inc.[2]	500,000	14,070,000
Comcast Corp., Cl. A Special, Non-Vtg.	1,000,000	36,730,000
Regal Entertainment Group	692,500	10,339,025
Time Warner Cable, Inc.	355,000	31,715,700

		109,690,725
Multiline Retail–2.9%
Kohl’s Corp.[2]	965,000	44,669,850
Target Corp.	1,040,000	62,826,400

		107,496,250
Specialty Retail–1.0%
Foot Locker, Inc.	910,000	31,258,500
Staples, Inc.	425,000	5,729,000

		36,987,500
Consumer Staples–4.6%
Beverages–0.4%
PepsiCo, Inc.	205,000	14,934,250
Food & Staples Retailing–2.8%
CVS Caremark Corp.	625,000	32,000,000
Kroger Co. (The)	1,075,000	29,777,500
Rite Aid Corp.[1]	3,027,659	4,844,254
Safeway, Inc.[2]	500,000	9,625,000
Walgreen Co.	750,000	29,970,000

		106,216,754
Food Products–0.7%
Archer-Daniels-Midland Co.	625,000	17,831,250
General Mills, Inc.	220,500	9,247,770

		27,079,020
Household Products–0.6%
Energizer Holdings, Inc.[2]	160,000	13,921,600
Procter & Gamble Co. (The)[2]	86,250	6,482,550

		20,404,150
Tobacco–0.1%
Philip Morris International, Inc., Cl. A	56,250	4,959,000

1	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS January 31, 2013 (Unaudited)

	Shares	Value
Energy–10.8%
Energy Equipment & Services–2.1%
Baker Hughes, Inc.	180,000	$8,049,600
Ensco plc, Cl. A	587,500	37,347,375
Halliburton Co.	790,000	32,137,200

		77,534,175
Oil, Gas & Consumable Fuels–8.7%
Apache Corp.	227,500	19,055,400
BP plc, ADR	1,080,000	48,081,600
Chevron Corp.[2]	815,000	93,847,250
Exxon Mobil Corp.[2]	537,500	48,358,875
Gaslog Ltd.	3,476	44,215
Kinder Morgan Management LLC[1]	124,421	10,260,962
Kinder Morgan, Inc.	1,170,000	43,828,200
Linn Co. LLC	255,000	10,174,500
Royal Dutch Shell plc, Cl. A, ADR	525,000	37,023,000
Williams Cos., Inc. (The)	480,000	16,824,000

		327,498,002
Financials–23.1%
Capital Markets–2.7%
Goldman Sachs Group, Inc. (The)	392,500	58,035,050
Morgan Stanley	1,900,000	43,415,000

		101,450,050
Commercial Banks–3.3%
CIT Group, Inc.[1,2]	650,000	27,527,500
PNC Financial Services Group, Inc.	120,000	7,416,000
SunTrust Banks, Inc.	525,000	14,894,250
Wells Fargo & Co.	2,100,000	73,143,000

		122,980,750
Diversified Financial Services–9.1%
Bank of America Corp.[2]	325,000	3,679,000
Citigroup, Inc.	3,550,000	149,668,000
JPMorgan Chase & Co.[2]	3,262,500	153,500,625
KKR Financial Holdings LLC	3,025,000	33,244,750

		340,092,375
Insurance–5.7%
Assured Guaranty Ltd.[2]	2,132,500	38,662,225
CNO Financial Group, Inc.	125,000	1,283,750
Everest Re Group Ltd.[2]	500,000	57,905,000
MetLife, Inc.	1,920,000	71,692,800
Prudential Financial, Inc.	150,000	8,682,000
XL Group plc	1,350,000	37,422,000

		215,647,775
Real Estate Investment Trusts (REITs)–2.2%
Apollo Commercial Real Estate Finance, Inc.[2]	1,225,000	21,388,500
Ashford Hospitality Trust	1,500,000	17,385,000
Colony Financial, Inc.	187,094	4,026,263
CYS Investments, Inc.	1,175,000	15,275,000

2	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS January 31, 2013 (Unaudited)

	Shares	Value
Real Estate Investment Trusts (REITs) Continued
Starwood Property Trust, Inc.	1,025,000	$26,281,000

		84,355,763
Real Estate Management & Development–0.1%
American Homes 4 Rent[1,3]	165,000	2,475,000
Health Care–8.9%
Health Care Equipment & Supplies–0.8%
Medtronic, Inc.[2]	650,000	30,290,000
Health Care Providers & Services–0.7%
Cardinal Health, Inc.[2]	51,250	2,245,263
UnitedHealth Group, Inc.	250,000	13,802,500
WellPoint, Inc.	167,500	10,857,350

		26,905,113
Pharmaceuticals–7.4%
GlaxoSmithKline plc, ADR	595,000	27,137,950
Johnson & Johnson	350,000	25,872,000
Merck & Co., Inc.	2,017,250	87,246,063
Pfizer, Inc.	3,225,000	87,978,000
Teva Pharmaceutical Industries Ltd., Sponsored ADR[2]	1,300,000	49,387,000

		277,621,013
Industrials–3.8%
Aerospace & Defense–1.4%
Boeing Co. (The)	52,500	3,878,175
General Dynamics Corp.	580,000	38,454,000
Honeywell International, Inc.[2]	115,000	7,847,600
Textron, Inc.	75,000	2,157,000

		52,336,775
Commercial Services & Supplies–1.2%
Pitney Bowes, Inc.	800,000	11,528,000
R.R. Donnelley & Sons Co.	1,975,000	18,170,000
Tyco International Ltd.	485,000	14,661,550

		44,359,550
Industrial Conglomerates–0.3%
General Electric Co.	500,000	11,140,000
Marine–0.9%
Box Ships, Inc.[4]	1,216,045	7,369,233
Costamare, Inc.	1,000,000	15,750,000
Diana Containerships, Inc.[4]	1,394,470	9,705,511

		32,824,744
Road & Rail–0.0%
Norfolk Southern Corp.[2]	300	20,661
Information Technology–5.6%
Communications Equipment–1.4%
Cisco Systems, Inc.	600,000	12,342,000
QUALCOMM, Inc.[2]	600,000	39,618,000

		51,960,000

3	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS January 31, 2013 (Unaudited)

	Shares	Value
Computers & Peripherals–1.6%
Apple, Inc.	31,750	$14,456,093
Hewlett-Packard Co.[2]	600,000	9,906,000
Seagate Technology[2]	1,035,000	35,169,300

		59,531,393
Electronic Equipment, Instruments & Components–0.4%
Corning, Inc.	1,400,000	16,800,000
Semiconductors & Semiconductor Equipment–0.2%
Intel Corp.[2]	285,000	5,996,400
Software–2.0%
Microsoft Corp.	2,675,000	73,482,250
Materials–3.9%
Chemicals–1.7%
Lyondellbasell Industries NV, Cl. A2	342,500	21,721,350
Mosaic Co. (The)	615,000	37,668,750
Potash Corp. of Saskatchewan, Inc.	104,000	4,420,000

		63,810,100
Metals & Mining–0.7%
Allegheny Technologies, Inc.	535,000	16,932,750
Freeport-McMoRan Copper & Gold, Inc., Cl. B	305,750	10,777,688

		27,710,438
Paper & Forest Products–1.5%
International Paper Co.[2]	1,350,000	55,917,000
Telecommunication Services–6.5%
Diversified Telecommunication Services–6.5%
AT&T, Inc.[2]	1,775,000	61,752,250
CenturyLink, Inc.[2]	2,100,000	84,945,000
Consolidated Communications Holdings, Inc.[2]	1,600,000	27,536,000
Frontier Communications Corp.	12,825,000	58,610,250
Windstream Corp.	1,100,000	10,714,000

		243,557,500
Utilities–4.0%
Electric Utilities–3.1%
American Electric Power Co., Inc.	555,000	25,135,950
Edison International	837,500	40,359,125
Exelon Corp.[2]	727,500	22,872,600
FirstEnergy Corp.[2]	340,000	13,766,600
PPL Corp.	485,000	14,690,650

		116,824,925
Energy Traders–0.5%
NRG Energy, Inc.[2]	746,260	17,910,240
Multi-Utilities–0.4%
National Grid plc, Sponsored ADR	130,000	7,139,600
PG&E Corp.	160,000	6,822,400

		13,962,000

Total Common Stocks (Cost $2,609,928,135)		3,091,233,471

4	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS January 31, 2013 (Unaudited)

	Shares	Value
Preferred Stocks–3.6%
Continental Airlines Finance Trust II, 6% Cum. Cv. Term Income Deferrable Equity Securities[1]	155,000	$6,127,336
General Motors Co., 4.75% Cv., Series B, Non-Vtg.	1,852,500	80,250,300
MetLife, Inc., 5% Cv., Non-Vtg.	442,500	21,589,575
PPL Corp., 8.75% Cv.	190,000	10,391,100
Synovus Financial Corp., 8.25% Cv.	685,000	15,789,250

Total Preferred Stocks (Cost $130,784,791)		134,147,561

	Units
Rights, Warrants and Certificates–0.2%
Kinder Morgan, Inc. Wts., Strike Price $40, Exp. 2/15/17[1] (Cost $2,577,600)	1,440,000	6,422,400

	Principal Amount
Mortgage-Backed Obligations–0.2%
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.478%, 5/1/36[5]	$175,309	175,187
Banc of America Mortgage 2001-E Trust, Mtg. Pass-Through Certificates, Series 2004-E, Cl. 2A6, 3.105%, 6/1/34[5]	270,049	267,287
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	143,162	135,301
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	243,568	230,782
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37	109,950	91,859
Countrywide Alternative Loan Trust 2005-29CB, Mtg. Pass-Through Certificates, Series 2005-29CB, Cl. A4, 5%, 7/1/35	1,407,238	1,122,564
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	403,762	314,838
Federal Home Loan Mortgage Corp.:
8%, 4/1/16	8,211	8,766
9%, 8/1/22-5/1/25	3,819	4,391
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 151, Cl. F, 9%, 5/15/21	11,985	13,751
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 16.649%, 4/1/27[6]	173,118	28,340
Series 192, Cl. IO, 11.926%, 2/1/28[6]	48,592	11,242
Series 2130, Cl. SC, 53.93%, 3/15/29[6]	154,474	39,571
Series 243, Cl. 6, 0%, 12/15/32[6,7]	199,952	41,747
Series 2639, Cl. SA, 10.83%, 7/15/22[6]	205,805	11,160
Series 2796, Cl. SD, 63.592%, 7/15/26[6]	225,978	49,537
Series 2802, Cl. AS, 53.264%, 4/15/33[6]	103,291	4,401
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 3.742%, 6/1/26[8]	48,327	42,807
Federal National Mortgage Assn.:
7.50%, 1/1/33	173,818	210,332
8.50%, 7/1/32	7,065	8,736

5	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS January 31, 2013 (Unaudited)

	Principal Amount	Value
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-63, Cl. SD, 31.294%, 12/18/31[6]	$5,461	$1,092
Trust 2001-65, Cl. S, 29.32%, 11/25/31[6]	383,362	85,637
Trust 2001-68, Cl. SC, 30.43%, 11/25/31[6]	3,484	731
Trust 2001-81, Cl. S, 23.392%, 1/25/32[6]	90,554	21,477
Trust 2002-47, Cl. NS, 34.398%, 4/25/32[6]	215,398	49,360
Trust 2002-51, Cl. S, 34.618%, 8/25/32[6]	197,783	45,366
Trust 2002-52, Cl. SD, 40.085%, 9/25/32[6]	259,283	58,939
Trust 2002-7, Cl. SK, 26.216%, 1/25/32[6]	6,348	1,106
Trust 2002-77, Cl. BS, 20.772%, 12/18/32[6]	12,170	2,427
Trust 2002-77, Cl. SH, 38.126%, 12/18/32[6]	139,257	30,663
Trust 2002-9, Cl. MS, 27.089%, 3/25/32[6]	134,069	30,364
Trust 2002-90, Cl. SN, 28.369%, 8/25/32[6]	10,548	1,810
Trust 2002-90, Cl. SY, 36.623%, 9/25/32[6]	5,587	1,072
Trust 2003-4, Cl. S, 28.644%, 2/25/33[6]	226,965	42,109
Trust 2003-46, Cl. IH, 0%, 6/1/23[6,7]	1,384,297	181,003
Trust 2003-89, Cl. XS, 39.593%, 11/25/32[6]	41,459	538
Trust 2004-54, Cl. DS, 48.168%, 11/25/30[6]	228,889	43,116
Trust 2005-14, Cl. SE, 44.856%, 3/25/35[6]	297,660	46,138
Trust 2005-93, Cl. SI, 20.116%, 10/25/35[6]	189,897	31,288
Trust 214, Cl. 2, 43.422%, 3/1/23[6]	293,777	57,848
Trust 222, Cl. 2, 25.441%, 6/1/23[6]	375,453	71,735
Trust 247, Cl. 2, 47.05%, 10/1/23[6]	93,615	19,458
Trust 252, Cl. 2, 43.161%, 11/1/23[6]	326,094	66,678
Trust 319, Cl. 2, 2.80%, 2/1/32[6]	96,104	21,675
Trust 320, Cl. 2, 10.68%, 4/1/32[6]	506,875	88,384
Trust 331, Cl. 9, 6.85%, 2/1/33[6]	41,290	9,127
Trust 334, Cl. 17, 13.842%, 2/1/33[6]	202,706	43,924
Trust 339, Cl. 12, 4.52%, 7/1/33[6]	409,968	70,873
Trust 343, Cl. 13, 7.473%, 9/1/33[6]	377,195	59,130
Trust 343, Cl. 18, 19.392%, 5/1/34[6]	59,019	9,256
Trust 345, Cl. 9, 99.999%, 1/1/34[6]	355,219	49,365
Trust 351, Cl. 10, 2.026%, 4/1/34[6]	97,921	15,653
Trust 351, Cl. 8, 6.246%, 4/1/34[6]	204,228	32,859
Trust 356, Cl. 10, 15.515%, 6/1/35[6]	157,248	23,671
Trust 356, Cl. 12, 57.235%, 2/1/35[6]	76,663	11,342
Trust 362, Cl. 13, 23.235%, 8/1/35[6]	911,929	138,749
Trust 364, Cl. 16, 44.155%, 9/1/35[6]	360,393	51,580
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 4.242%, 9/25/23[8]	146,907	135,871
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	421,147	308,653
Government National Mortgage Assn.:
1.625%, 4/8/26[5]	11,246	11,665
7%, 1/29/24-4/29/26	75,864	89,286

6	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS January 31, 2013 (Unaudited)

	Principal Amount		Value
7.50%, 5/29/27	$309,440		$371,019
8%, 5/30/17	6,811		7,482
8.50%, 8/1/17-12/15/17	5,180		5,539
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 82.175%, 1/16/27[6]	346,818		70,780
Series 2002-15, Cl. SM, 71.303%, 2/16/32[6]	272,384		64,370
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 4.917%, 11/1/35[5]	623,797		518,839
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 5%, 5/1/37[5]	90,080		88,326
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through Certificates, Series 2007-S3, Cl. 1A90, 7%, 8/1/37	624,010		586,757
Mastr Adjustable Rate Mortgages Trust 2004-13, Mtg. Pass-Through Certificates, Series 2004-13, Cl. 2A2, 2.666%, 4/1/34[5]	302,596		316,877
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	126,874		130,872
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	39,006		29,781
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	102,177		93,833
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A4, 2.531%, 12/1/35[5]	352,459		333,009
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	444,495		471,655
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.631%, 10/1/36[5]	371,256		364,697
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1, 5.977%, 11/1/37[5]	383,590		350,853

Total Mortgage-Backed Obligations (Cost $8,487,077)			8,678,306
U.S. Government Obligations–0.0%
Federal Home Loan Mortgage Corp. Nts., 5.25%, 4/18/16 (Cost $451,880)	425,000		489,823
Foreign Government Obligations–0.0%
Germany (Federal Republic of) Bonds, Series 94, 6.25%, 1/4/24 (Cost $1)	1	EUR	2
Non-Convertible Corporate Bonds and Notes–2.3%
Agrium, Inc., 6.125% Sr. Unsec. Nts., 1/15/41	240,000		279,001
Airgas, Inc., 3.25% Sr. Nts., 10/1/15	481,000		508,858
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	415,000		695,457
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13	528,000		533,324
American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17	370,000		441,562
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	343,000		404,575
Arrow Electronics, Inc., 3.375% Sr. Unsec. Unsub. Nts., 11/1/15	990,000		1,026,461
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	761,000		932,943

7	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS January 31, 2013 (Unaudited)

	Principal Amount	Value
Bank of America Corp., 5.875% Sr. Unsec. Unsub. Nts., 1/5/21	$210,000	$247,270
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[9]	940,000	1,115,757
BNP Paribas SA, 5.186% Sub. Perpetual Nts.[9,10]	170,000	163,200
British Telecommunications plc, 9.625% Bonds, 12/15/30	325,000	507,140
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	63,000	66,181
8.50% Sr. Unsec. Nts., 6/15/19	365,000	472,447
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Bonds, 5/1/40	143,000	171,528
Canadian Oil Sands Ltd., 5.80% Sr. Unsec. Nts., 8/15/13[9]	486,000	499,453
Capital One Financial Corp., 4.75% Sr. Nts., 7/15/21	262,000	298,954
Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40	344,000	389,126
CenturyLink, Inc., 7.60% Sr. Unsec. Unsub. Nts., Series P, 9/15/39	193,000	197,780
Citigroup, Inc., 6.125% Sr. Unsec. Unsub. Nts., 11/21/17	968,000	1,144,010
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.25% Sr. Unsec. Unsub. Nts., 12/15/17	495,000	528,413
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	462,000	537,029
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20	540,000	627,792
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	317,000	471,874
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17	525,000	555,844
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	148,000	168,530
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 6.375% Sr. Unsec. Nts., 3/1/41	431,000	487,622
Duke Realty LP, 6.25% Sr. Unsec. Unsub. Nts., 5/15/13	503,000	510,679
El Paso Pipeline Partners LP, 6.50% Sr. Unsec. Nts., 4/1/20	782,000	947,910
Energizer Holdings, Inc., 4.70% Sr. Unsec. Unsub. Nts., 5/19/21	552,000	587,902
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	461,000	518,523
Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21	301,000	320,181
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37	1,017,000	1,019,543
FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	317,000	348,875
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	128,000	137,507
Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	527,000	612,638
General Electric Capital Corp., 6.375% Unsec. Sub. Bonds, 11/15/67	1,005,000	1,057,763
Glen Meadow Pass-Through Trust, 6.505% Bonds, 2/12/67[3,5]	631,000	588,408
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	523,000	543,697
Goldman Sachs Group, Inc. (The), 5.25% Sr. Unsec. Nts., 7/27/21	169,000	191,221
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13	553,000	557,963
Harris Corp., 6.15% Sr. Unsec. Nts., 12/15/40	168,000	197,858
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[5]	1,330,000	1,356,600
Huntington Bancshares, Inc., 7% Sub. Nts., 12/15/20	493,000	599,012
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[9]	780,000	854,052

8	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS January 31, 2013 (Unaudited)

	Principal Amount	Value
International Lease Finance Corp., 5.75% Sr. Unsec. Unsub. Nts., 5/15/16	$539,000	$582,557
Interpublic Group of Cos., Inc. (The):
6.25% Sr. Unsec. Nts., 11/15/14	200,000	215,250
10% Sr. Unsec. Nts., 7/15/17	620,000	674,250
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[10]	900,000	1,039,127
Juniper Networks, Inc., 5.95% Sr. Unsec. Unsub. Nts., 3/15/41	219,000	247,159
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	909,000	919,697
Kinross Gold Corp., 3.625% Sr. Unsec. Unsub. Nts., 9/1/16	419,000	425,682
KLA-Tencor Corp., 6.90% Sr. Unsec. Nts., 5/1/18	373,000	445,291
Kraft Foods, Inc., 6% Sr. Unsec. Nts., 2/11/13	492,000	492,430
Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14	487,000	533,265
Liberty Mutual Group, Inc., 5% Sr. Nts., 6/1/21[9]	808,000	879,107
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	1,102,000	1,110,265
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[9]	598,000	665,020
Lorillard Tobacco Co., 7% Sr. Unsec. Nts., 8/4/41	354,000	423,297
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[9]	735,000	816,750
Marriott International, Inc., 6.20% Sr. Unsec. Unsub. Nts., 6/15/16	580,000	668,003
Mattel, Inc., 5.625% Sr. Unsec. Nts., 3/15/13	490,000	492,686
MBIA Insurance Corp.:
11.564% Unsec. Sub. Nts., 1/15/33[11]	100,000	26,500
14% Bonds, 1/15/33[9,11]	23,150,000	6,134,750
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	288,000	371,004
Mercantile Bankshares Corp., 4.625% Unsec. Sub. Nts., Series B, 4/15/13	348,000	350,770
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	369,000	495,650
MGIC Investment Corp., 5.375% Sr. Unsec. Unsub. Nts., 11/1/15	22,930,000	18,745,275
Morgan Stanley:
5.50% Sr. Unsec. Unsub. Nts., 7/24/20[9]	218,000	244,036
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17	1,275,000	1,422,664
Mylan, Inc., 6% Sr. Nts., 11/15/18[9]	565,000	617,085
Nabors Industries, Inc., 6.15% Sr. Unsec. Unsub. Nts., 2/15/18	680,000	777,019
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	573,000	733,257
NII Capital Corp., 7.625% Sr. Unsec. Unsub. Nts., 4/1/21	3,000,000	2,370,000
Nomura Holdings, Inc., 4.125% Sr. Unsec. Unsub. Nts., 1/19/16	520,000	554,349
Oncor Electric Delivery Co. LLC, 7% Debs., 9/1/22	470,000	598,058
Potash Corp. of Saskatchewan, Inc., 5.625% Sr. Unsec. Unsub. Nts., 12/1/40	323,000	384,069
PPL WEM Holdings plc, 5.375% Sr. Unsec. Nts., 5/1/21[9]	763,000	855,420
Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	345,000	377,402
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	503,000	560,845
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[9]	305,000	325,969
Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	569,000	622,344
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[3]	930,000	934,650

9	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS January 31, 2013 (Unaudited)

	Principal Amount	Value
Rowan Cos., Inc., 5% Sr. Unsec. Nts., 9/1/17	$579,000	$645,511
Sealed Air Corp., 7.875% Sr. Nts., 6/15/17	417,000	444,105
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	530,000	584,325
SLM Corp., 6.25% Sr. Nts., 1/25/16	739,000	816,822
Swiss Re Capital I LP, 6.854% Perpetual Bonds[9,10]	1,077,000	1,149,698
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20	625,000	655,355
Texas-New Mexico Power Co., 9.50% Sec. Nts., 4/1/19[9]	540,000	736,418
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	279,000	394,835
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13	251,000	260,708
TreeHouse Foods, Inc., 7.75% Sr. Unsec. Nts., 3/1/18	550,000	596,750
UBS AG (Stamford CT), 2.25% Sr. Unsec. Nts., 8/12/13	223,000	225,105
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Nts.[10]	243,000	249,075
Vale Inco Ltd., 5.70% Sr. Unsec. Unsub. Nts., 10/15/15	31,000	33,792
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	318,000	405,637
Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30	296,000	400,537
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/21	307,000	349,727
6.50% Sr. Sec. Nts., 1/15/18	658,000	707,350
Wal-Mart Stores, Inc., 5.625% Sr. Unsec. Nts., 4/15/41	338,000	425,981
Weatherford International Ltd. Bermuda, 5.125% Sr. Unsec. Unsub. Nts., 9/15/20	576,000	617,432
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K10	382,000	439,778
Whirlpool Corp., 5.50% Sr. Unsec. Unsub. Nts., 3/1/13	213,000	213,770
Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub. Nts., 3/15/16	563,000	600,150
Woodside Finance Ltd., 4.60% Sr. Unsec. Nts., 5/10/21[9]	390,000	430,608
Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13	528,000	534,883
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	170,000	185,208
6% Sr. Unsec. Unsub. Nts., 10/15/15	411,000	456,960
Xstrata Finance Canada Ltd., 5.80% Sr. Unsec. Unsub. Bonds, 11/15/16[9]	78,000	88,694
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37[3,5]	598,000	636,870
Zions Bancorp, 7.75% Sr. Unsec. Nts., 9/23/14	723,000	792,244

Total Non-Convertible Corporate Bonds and Notes (Cost $87,377,377)		86,631,743
Convertible Corporate Bonds and Notes–7.3%
CNO Financial Group, Inc.:
7% Cv. Sr. Unsec. Unsub. Nts., 12/30/16	6,157,000	11,929,188
7% Cv. Sr. Unsec. Unsub. Nts., 12/30/16	16,566,000	32,096,625
7% Cv. Sr. Unsec. Unsub. Nts., 12/30/16	608,000	1,178,000
Continental Airlines, Inc., 4.50% Cv. Sr. Unsec. Unsub. Nts., 1/15/15	26,750,000	39,088,438
General Cable Corp., 4.50% Cv. Unsec. Sub. Nts., 11/15/29[5]	31,000,000	36,599,375
MGIC Investment Corp.:
5% Cv. Sr. Nts., 5/1/17	11,500,000	8,869,375
9% Cv. Jr. Unsec. Sub. Bonds, 4/1/63[9,11]	80,000,000	35,500,000
Molycorp, Inc., 3.25% Cv. Sr. Unsec. Nts., 6/15/16	9,000,000	6,705,000
Navistar International Corp., 3% Cv. Sr. Sub. Nts., 10/15/14	37,500,000	35,671,875

10	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS January 31, 2013 (Unaudited)

	Principal Amount	Value
Peabody Energy Corp., 4.75% Cv. Jr. Unsec. Sub. Debs., 12/15/41	$29,700,000	$28,456,313
Radian Group, Inc., 3% Cv. Sr. Unsec. Unsub. Nts., 11/15/17	7,000,000	6,413,750
Standard Chartered plc, 6.409% Cv. Jr. Unsec. Sub. Bonds, 1/29/49[9]	400,000	405,395
Take-Two Interactive Software, Inc., 4.375% Cv. Sr. Nts., 6/1/14	22,250,000	28,994,522

Total Convertible Corporate Bonds and Notes (Cost $258,141,328)		271,907,856

	Shares
Structured Securities–3.2%
Bank of America, American International Group, Inc. Equity Linked Nts., 4/4/13[3]	298,241	11,179,564
Credit Suisse AG, Mosaic Co. Equity Linked Nts., 4/5/13	183,000	11,153,850
Credit Suisse AG, Apple, Inc., Equity Linked Nts., 2/15/13	21,735	9,814,765
Credit Suisse AG, Micron Technology, Inc., Equity Linked Nts., 7/26/13	1,944,000	14,881,320
Deutsche Bank AG:
Celanese Corp. Equity Linked Nts., 3/8/13[3]	268,000	11,993,000
Celanese Corp. Equity Linked Nts., 6/28/13[3]	222,500	10,476,635
Goldman Sachs Group, Inc. (The):
Aetna, Inc./Humana, Inc./UnitedHealth Group, Inc. Equity Linked Nts., 3/28/13[3]	100,000	10,476,122
CONSOL Energy, Inc. Equity Linked Nts., 6/18/13[3]	294,118	9,493,035
OfficeMax, Inc. Equity Linked Nts., 3/14/13[3]	1,530,222	12,124,347
Morgan Stanley, Rite Aid Corp. Equity Linked Nts., 7/12/13[3]	7,246,400	11,123,224
UBS AG (London), Apple, Inc. Equity Linked Nts., 2/6/13[3]	20,260	9,194,636

Total Structured Securities (Cost $121,297,693)		121,910,498

	Expiration Date	Strike Price	Contracts
Options Purchased–0.0%
Apple, Inc. Put[1]	2/19/13	$430.000	750	161,250
Bank of America Corp. Put[1]	2/19/13	10.000	5,500	11,000
BP plc, ADR Put[1]	2/19/13	40.000	5,000	55,000
BP plc, ADR Put[1]	2/19/13	41.000	2,000	36,000
BP plc, ADR Put[1]	3/18/13	41.000	4,000	192,000
CONSOL Energy, Inc. Put[1]	4/22/13	28.000	2,000	167,000
Devon Energy Corp. Put[1]	3/18/13	47.500	1,500	27,000
General Motors Co. Put[1]	3/18/13	24.000	3,500	66,500
Hewlett-Packard Co. Put[1]	2/19/13	13.000	1,000	1,000
Humana, Inc. Put[1]	2/19/13	55.000	2,500	12,500
Humana, Inc. Put[1]	2/19/13	60.000	4,150	31,125
Humana, Inc. Put[1]	2/19/13	62.500	2,000	10,000
Kohl’s Corp. Put[1]	2/19/13	40.000	1,250	6,250
Target Corp. Put[1]	2/19/13	55.000	2,000	18,000

11	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS January 31, 2013 (Unaudited)

	Expiration Date	Strike Price	Contracts	Value
Target Corp. Put[1]	3/18/13	$55.000	2,000	$76,000
Teva Pharmaceutical Industries Ltd., Sponsored ADR Put[1]	2/19/13	35.000	1,000	11,000
Teva Pharmaceutical Industries Ltd., Sponsored ADR Put[1]	3/18/13	35.000	1,000	23,000
Time Warner Cable, Inc. Put[1]	4/22/13	82.500	1,000	105,000
UnitedHealth Group, Inc. Put[1]	2/19/13	45.000	2,000	5,000
UnitedHealth Group, Inc. Put[1]	3/18/13	45.000	3,250	26,000

Total Options Purchased (Cost $1,942,722)				1,040,625

	Shares
Investment Company–1.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.14%[4,12] (Cost $54,625,661)	54,625,661	54,625,661
Total Investments, at Value (Cost $3,275,614,265)	100.8%	3,777,087,946
Liabilities in Excess of Other Assets	(0.8)	(30,052,148)

Net Assets	100.0%	$3,747,035,798

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:

EUR             Euro

1.	Non-income producing security.
2.	All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $368,314,895. See accompanying Notes.
3.	Restricted security. The aggregate value of restricted securities as of January 31, 2013 was $90,695,491, which represents 2.42% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)

American Homes 4 Rent	12/6/12	$2,475,000	$2,475,000	$—
Bank of America, American International Group, Inc. Equity Linked Nts., 4/4/13	10/1/12	10,000,021	11,179,564	1,179,543
Deutsche Bank AG, Celanese Corp. Equity Linked Nts., 3/8/13	9/4/12	10,001,760	11,993,000	1,991,240
Deutsche Bank AG, Celanese Corp. Equity Linked Nts., 6/28/13	12/19/12	10,003,600	10,476,635	473,035
Glen Meadow Pass-Through Trust, 6.505% Bonds, 2/12/67	1/5/11	539,737	588,408	48,671
Goldman Sachs Group, Inc. (The), Aetna, Inc./Humana, Inc./UnitedHealth Group, Inc. Equity Linked Nts., 3/28/13	9/14/12	10,000,000	10,476,122	476,122
Goldman Sachs Group, Inc. (The), CONSOL Energy, Inc. Equity Linked Nts., 6/18/13	12/11/12	10,000,012	9,493,035	(506,977)
Goldman Sachs Group, Inc. (The), OfficeMax, Inc. Equity Linked Nts., 3/14/13	9/7/12	10,030,605	12,124,347	2,093,742
Morgan Stanley, Rite Aid Corp. Equity Linked Nts., 7/12/13	1/4/13	10,000,032	11,123,224	1,123,192
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15	11/10/10-5/20/11	939,820	934,650	(5,170)
UBS AG (London), Apple, Inc. Equity Linked Nts., 2/6/13	8/3/12	12,499,812	9,194,636	(3,305,176)
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37	2/24/11-7/26/11	602,027	636,870	34,843

		$87,092,426	$90,695,491	$3,603,065

12	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS January 31, 2013 (Unaudited)

4.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2012	Gross Additions	Gross Reductions	Shares January 31, 2013
Box Ships, Inc.	1,377,500	—	161,455	1,216,045
Diana Containerships, Inc.	1,481,078	—	86,608	1,394,470
Oppenheimer Institutional Money Market Fund, Cl. E	37,325,668	130,139,665	112,839,672	54,625,661

		Value	Income	Realized Loss
Box Ships, Inc.		$7,369,233	$300,850	$1,000,935
Diana Containerships, Inc.		9,705,511	435,000	74,032
Oppenheimer Institutional Money Market Fund, Cl. E		54,625,661	12,733	—

		$71,700,405	$748,583	$1,074,967

5.	Represents the current interest rate for a variable or increasing rate security.
6.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,836,691 or 0.05% of the Fund’s net assets as of January 31, 2013.
7.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.
8.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $178,678 or less than 0.005% of the Fund’s net assets as of January 31, 2013.
9.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $51,481,412 or 1.37% of the Fund’s net assets as of January 31, 2013.
10.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.
11.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.
12.	Rate shown is the 7-day yield as of January 31, 2013.

Written Options as of January 31, 2013 are as follows:

Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Apple, Inc.	Put	650	$600.000	3/18/13	$5,734,549	$(9,444,500)	$(3,709,951)
Apple, Inc.	Put	250	490.000	2/19/13	687,764	(930,250)	(242,486)
Apple, Inc.	Put	250	625.000	2/19/13	2,219,193	(4,276,250)	(2,057,057)
Apple, Inc.	Put	250	630.000	2/19/13	2,666,682	(4,424,375)	(1,757,693)
Apple, Inc.	Put	150	550.000	2/19/13	771,632	(1,422,750)	(651,118)
Apple, Inc.	Put	100	530.000	4/22/13	437,346	(790,500)	(353,154)
Apple, Inc.	Put	100	585.000	5/20/13	1,319,367	(1,340,000)	(20,633)
Apple, Inc.	Put	100	550.000	6/24/13	1,011,444	(1,038,000)	(26,556)
Apple, Inc.	Put	75	535.000	2/19/13	331,241	(598,875)	(267,634)
Apple, Inc.	Put	75	530.000	5/20/13	596,939	(617,250)	(20,311)
Apple, Inc.	Put	400	585.000	2/19/13	2,018,743	(5,287,200)	(3,268,457)
Assured Guaranty Ltd.	Call	2,500	19.000	3/18/13	139,943	(165,000)	(25,057)
Assured Guaranty Ltd.	Put	250	14.000	2/19/13	5,941	(1,000)	4,941
AT&T, Inc.	Call	500	35.000	2/19/13	8,481	(17,500)	(9,019)
Bank of America Corp.	Call	500	12.000	2/18/13	14,982	(2,500)	12,482
Bank of America Corp.	Put	5,000	11.000	2/19/13	117,312	(65,000)	52,312

13	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS January 31, 2013 (Unaudited)

BP plc, ADR	Put	4,000	44.000	2/19/13	458,707	(380,000)	78,707
BP plc, ADR	Put	2,500	44.000	3/18/13	335,968	(347,500)	(11,532)
Cablevision Systems Corp. New York Group, Cl. A	Call	500	15.000	2/19/13	30,731	(7,500)	23,231
Cardinal Health, Inc.	Call	100	43.000	2/19/13	6,896	(11,700)	(4,804)
Cinemark Holdings, Inc.	Call	250	30.000	3/18/13	3,850	(3,750)	100
CONSOL Energy, Inc.	Put	2,000	35.000	4/22/13	910,854	(820,000)	90,854
Devon Energy Corp.	Put	1,000	52.500	3/18/13	107,420	(62,000)	45,420
Energizer Holdings, Inc.	Call	875	90.000	2/19/13	63,155	(30,625)	32,530
Energizer Holdings, Inc.	Call	250	85.000	2/19/13	66,741	(64,250)	2,491
Exelon Corp.	Call	2,750	30.000	2/19/13	159,646	(440,000)	(280,354)
Exxon Mobil Corp.	Call	500	92.500	2/19/13	22,981	(10,000)	12,981
FirstEnergy Corp.	Call	1,900	40.000	2/19/13	43,027	(95,000)	(51,973)
FirstEnergy Corp.	Call	600	41.000	3/18/13	14,377	(21,000)	(6,623)
Ford Motor Co.	Put	1,500	12.000	2/19/13	122,050	(6,000)	116,050
Ford Motor Co.	Put	1,500	13.000	2/19/13	27,283	(43,500)	(16,217)
Ford Motor Co.	Put	1,000	11.000	3/18/13	4,962	(6,000)	(1,038)
Frontier Communications Corp.	Put	4,000	5.000	5/20/13	297,242	(280,000)	17,242
General Motors Co.	Put	3,500	27.000	3/18/13	228,864	(248,500)	(19,636)
Hewlett-Packard Co.	Call	2,000	16.000	2/18/13	136,298	(158,000)	(21,702)
Hewlett-Packard Co.	Call	2,000	17.000	2/19/13	104,425	(54,000)	50,425
Hewlett-Packard Co.	Put	750	15.000	2/19/13	40,474	(7,500)	32,974
Honeywell International, Inc.	Call	115	67.500	2/18/13	11,496	(16,100)	(4,604)
Humana, Inc.	Put	3,000	65.000	2/19/13	684,294	(39,000)	645,294
Humana, Inc.	Put	2,000	67.500	2/19/13	391,625	(40,000)	351,625
Intel Corp.	Call	2,000	22.000	3/18/13	44,064	(32,000)	12,064
Intel Corp.	Put	475	23.000	2/19/13	117,308	(101,175)	16,133
International Paper Co.	Call	1,500	43.000	2/19/13	71,693	(22,500)	49,193
JPMorgan Chase & Co.	Call	500	48.000	2/19/13	19,471	(15,000)	4,471
Kohl’s Corp.	Put	2,250	43.000	2/19/13	301,665	(33,750)	267,915
Kohl’s Corp.	Put	1,244	45.000	2/19/13	315,472	(55,980)	259,492
Lyondellbasell Industries NV	Call	475	57.250	3/18/13	209,932	(332,500)	(122,568)
Lyondellbasell Industries NV	Call	250	62.500	2/19/13	24,741	(65,000)	(40,259)
McDonald’s Corp.	Call	770	95.000	2/19/13	34,069	(77,000)	(42,931)
Medtronic, Inc.	Call	825	46.000	2/19/13	29,494	(84,150)	(54,656)
Micron Technology, Inc.	Put	3,500	7.000	2/19/13	41,368	(21,000)	20,368
Micron Technology, Inc.	Put	2,500	7.000	3/18/13	37,405	(40,000)	(2,595)
Mosaic Co. (The)	Put	3,100	55.000	3/18/13	2,206,685	(96,100)	2,110,585
Norfolk Southern Corp.	Call	3	67.500	2/19/13	177	(630)	(453)
NRG Energy, Inc.	Call	1,000	24.000	2/19/13	43,962	(48,000)	(4,038)
Procter & Gamble Co. (The)	Call	500	75.000	3/18/13	15,511	(63,500)	(47,989)
Procter & Gamble Co. (The)	Call	300	75.000	2/19/13	20,184	(22,200)	(2,016)
QUALCOMM, Inc.	Call	500	72.500	3/18/13	10,481	(6,000)	4,481
Safeway, Inc.	Call	1,500	21.000	2/19/13	28,443	(15,000)	13,443
Safeway, Inc.	Call	1,000	22.000	3/18/13	33,552	(40,000)	(6,448)
Seagate Technology	Call	4,025	33.000	2/19/13	816,113	(668,150)	147,963
Seagate Technology	Call	3,500	34.000	2/19/13	481,814	(322,000)	159,814
Seagate Technology	Call	2,825	31.000	2/19/13	1,262,640	(898,350)	364,290
Staples, Inc.	Put	7,250	12.000	3/18/13	689,633	(145,000)	544,633
Target Corp.	Put	1,000	60.000	2/19/13	140,832	(87,000)	53,832

14	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS January 31, 2013 (Unaudited)

Target Corp.	Put	1,000	60.000	3/18/13	132,379	(160,000)	(27,621)
Teva Pharmaceutical Industries Ltd., Sponsored ADR	Put	1,000	37.500	2/19/13	59,512	(46,000)	13,512
Teva Pharmaceutical Industries Ltd., Sponsored ADR	Put	1,000	37.500	3/18/13	101,520	(78,000)	23,520
Time Warner Cable, Inc.	Put	500	90.000	4/22/13	183,477	(185,000)	(1,523)
Time Warner Cable, Inc.	Put	250	90.000	3/18/13	63,754	(85,000)	(21,246)
UnitedHealth Group, Inc.	Put	1,000	50.000	3/18/13	124,872	(23,000)	101,872

					$30,017,148	$(37,481,860)	$(7,464,712)

Notes to Statement of investments

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of January 31, 2013 is as follows:

Cost	$69,848,782
Market Value	$41,661,250
Market Value as a % of Net Assets	1.11%

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

15	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS January 31, 2013 (Unaudited)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

16	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS January 31, 2013 (Unaudited)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of January 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$422,646,305	$—	$—	$422,646,305
Consumer Staples	173,593,174	—	—	173,593,174
Energy	405,032,177	—	—	405,032,177
Financials	864,526,713	2,475,000	—	867,001,713
Health Care	334,816,126	—	—	334,816,126
Industrials	140,681,730	—	—	140,681,730
Information Technology	207,770,043	—	—	207,770,043
Materials	147,437,538	—	—	147,437,538

17	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS January 31, 2013 (Unaudited)

Telecommunication Services	243,557,500	—	—	243,557,500
Utilities	148,697,165		—	148,697,165
Preferred Stocks	37,378,825	96,768,736	—	134,147,561
Rights, Warrants and Certificates	6,422,400	—	—	6,422,400
Mortgage-Backed Obligations	—	8,678,306	—	8,678,306
U.S. Government Obligations	—	489,823	—	489,823
Foreign Government Obligations	—	2	—	2
Non-Convertible Corporate Bonds and Notes	—	86,631,743	—	86,631,743
Convertible Corporate Bonds and Notes	—	271,907,856	—	271,907,856
Structured Securities	—	121,910,498	—	121,910,498
Options Purchased	1,040,625	—	—	1,040,625
Investment Company	54,625,661	—	—	54,625,661

Total Assets	$3,188,225,982	$588,861,964	$—	$3,777,087,946

Liabilities Table
Other Financial Instruments:
Appreciated options written, at value	$(4,539,130)	$—	$—	$(4,539,130)
Depreciated options written, at value	(32,942,730)			(32,942,730)

Total Liabilities	$(37,481,860)	$—	$—	$(37,481,860)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

18	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS January 31, 2013 (Unaudited)

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual

19	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS January 31, 2013 (Unaudited)

reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended January 31, 2013, the Fund had an ending monthly average market value of $602,897 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended January 31, 2013, the Fund had an ending monthly average market value of $1,302,968 and $20,261,344 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended January 31, 2013 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of
October 31, 2012	20,840	$1,788,733	59,192	$12,368,279
Options written	64,585	5,395,481	126,759	38,755,992
Options closed or expired	(47,100)	(3,083,110)	(122,177)	(23,777,364)
Options exercised	(1,512)	(127,734)	(3,305)	(1,303,129)

Options outstanding as of January 31, 2013	36,813	$3,973,370	60,469	$26,043,778

Restricted Securities

As of January 31, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

20	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS January 31, 2013 (Unaudited)

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$3,281,876,274
Federal tax cost of other investments	(30,017,148)

Total federal tax cost	$3,251,859,126

Gross unrealized appreciation	$608,598,138
Gross unrealized depreciation	(120,851,178)

Net unrealized appreciation	$487,746,960

21	Oppenheimer Equity Income Fund, Inc.

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Income Fund, Inc.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	3/14/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	3/14/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	3/14/2013